                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              MUNICIPAL INVESTMENT TRUST FUND
                              PENNSYLVANIA SERIES--A
                              (A UNIT INVESTMENT TRUST)
                              O   PENNSYLVANIA PORTFOLIO
                              O   SHORT-AND INTERMEDIATE-TERM MUNICIPAL BONDS
                              O   DESIGNED TO BE FREE OF REGULAR FEDERAL INCOME
                                  TAX
                              O   EXEMPT FROM SOME STATE AND LOCAL TAXES
                              O   MONTHLY DISTRIBUTIONS



SPONSORS:
Merrill Lynch,                 -------------------------------------------------
Pierce, Fenner & Smith         The Securities and Exchange Commission has not
Incorporated                   approved or disapproved these Securities or
Prudential Securities          passed upon the adequacy of this prospectus. Any
Incorporated                   representation to the contrary is a criminal
Dean Witter Reynolds Inc.      offense.
Salomon Smith Barney Inc.      Prospectus dated November 24, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE. AUGUST 31, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Pennsylvania Portfolio--
   Risk/Return Summary..................................           3
What You Can Expect From Your Investment................           6
   Monthly Income.......................................           6
   Return Figures.......................................           6
   Records and Reports..................................           6
The Risks You Face......................................           7
   Interest Rate Risk...................................           7
   Call Risk............................................           7
   Reduced Diversification Risk.........................           7
   Collateral Related Risk..............................           7
   Liquidity Risk.......................................           7
   Concentration Risk...................................           7
   State Concentration Risk.............................           8
   Litigation and Legislation Risks.....................           8
Selling or Exchanging Units.............................           9
   Sponsors' Secondary Market...........................           9
   Selling Units to the Trustee.........................           9
   Exchange Option......................................          10
How The Fund Works......................................          10
   Pricing..............................................          10
   Evaluations..........................................          10
   Income...............................................          10
   Expenses.............................................          10
   Portfolio Changes....................................          11
   Fund Termination.....................................          11
   Certificates.........................................          12
   Trust Indenture......................................          12
   Legal Opinion........................................          13
   Auditors.............................................          13
   Sponsors.............................................          13
   Trustee..............................................          13
   Underwriters' and Sponsors' Profits                            13
   Public Distribution..................................          13
   Code of Ethics.......................................          13
   Year 2000 Issues.....................................          13
Taxes...................................................          14
Supplemental Information................................          15
Financial Statements....................................         D-1

--------------------------------------------------------------------------------

PENNSYLVANIA PORTFOLIO--RISK/RETURN SUMMARY


       1.  WHAT ARE THE FUND'S OBJECTIVES?
        o The Fund seeks interest income that is exempt from regular federal income taxes and some state and local taxes by investing in a fixed portfolio consisting primarily of a single issue of short-intermediate term municipal industrial development mortgage revenue bonds with an estimated average life of about 4 years.
        o The Fund seeks to reduce fluctuations in the value of the bonds (and minimize the risk of losing money) through the repurchase commitments described below.
       2.  WHAT ARE MUNICIPAL REVENUE BONDS?
           Municipal industrial development mortgage revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects including office buildings, shopping centers and industrial facilties. Generally, payments on these bonds depend solely on the creditworthiness of the operator, lessee or guarantor of the project, and are not backed by the government's taxing power.
       3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Fund plans to hold to maturity 1 short-term tax-exempt municipal bond with an aggregate face amount of $2,351,412. The Fund is a unit investment trust which means that, unlike a mutual fund, the Portfolio is not managed.
        o The bonds were initially acquired from Dollar Bank of Pittsburgh (the Seller), which had held the bonds in its own portfolio.
        o 100% of the Portfolio consists of collateralized industrial development revenue bonds.
o          The Seller has agreed to repurchase any of the bonds if:
           -- the Fund needs to sell bonds to meet redemptions of
              units;
           -- the issuer of a bond fails to make payments when due;
           -- the interest on a bond becomes taxable; and -- if insolvency proceedings are commenced by or against
              Dollar Bank of Pittsburgh, or it fails to meet its collateral requirements.
        o The collateral securing the Seller's repurchase commitments may include:
           -- Ginnie Maes, Fannie Maes and Freddie Macs;
           -- mortgages;
           -- municipal obligations;
           -- corporate obligations;
           -- U.S. government securities; and
           -- cash.
        o You should rely on the collateral for the performance of the repurchase commitments rather than on the financial position of the Seller.
       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o Rising interest rates, an issuer's worsening financial condition or the Seller's failure to meet its repurchase commitments can reduce the price of your units.
        o Because the Fund is concentrated in industrial development revenue bonds, adverse developments in this sector could affect the value of your Units.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o The Fund could receive early returns of principal if underlying mortgages are prepaid, if it becomes necessary to liquidate the collateral or if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.
        o  100% of the bonds are currently callable.
        o The Portfolio is concentrated in bonds of Pennsylvania issuers so it is less diversified than a national fund and is subject to risks particular to Pennsylvania, which are briefly described on page 8.
        o Also, the Fund is concentrated in a single bond issue that is backed by a single Seller's repurchase commitments. A portfolio of bonds secured by a single Seller's repurchase commitments is less diversified than a portfolio backed by repurchase commitments of several sellers, particularly because the Seller is located in the same State as the bond issuers.

       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want federally tax-free income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds backed by collateralized repurchase commitments.
           The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.


           DEFINING YOUR INCOME


           WHAT YOU MAY EXPECT (Payable on the 25th day of
           the month to holders of record on the 10th day
           of the month):
           Regular Monthly Income per unit                           $    0.98
           Annual Income per unit:                           $   11.84
           These figures are estimates determined on the evaluation day; actual payments may vary.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.



           INVESTOR FEES
                                                               1.00%
           Maximum Sales Fee (Load) on new purchases
           (as a percentage of $1,000 invested)


           ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                        AMOUNT
                                                      PER UNIT
                                                    -----------
                                                     $    0.12
           Trustee's Fee
                                                     $    0.26
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                     $    0.26
           Evaluator's Fee
                                                     $    0.49
           Other Operating Expenses
                                                    -----------
                                                     $    1.13
           TOTAL


           The Sponsors historically paid updating expenses.


       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.
       8.  HOW DO I BUY UNITS?
           The minimum investment is one unit.
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.
           UNIT PRICE PER UNIT                       $168.38
           (as of August 31, 1999)
           Unit price is based on the net asset value of the Fund plus the sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.



      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays income monthly.
           In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax. Your income may also be exempt from some Pennsylvania state and local personal income taxes if you live in Pennsylvania.
           You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per unit. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You will receive your income in cash unless you choose to compound your income by reinvesting at no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This Program is an open-end mutual fund with a comparable investment objective. Income from this Program will generally be subject to state and local income taxes. For more complete information about the Program, including charges and fees, ask the Trustee for the Program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment.
           EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on most exchanges.


--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                           FOR PENNSYLVANIA RESIDENTS
--------------------------------------------------------------------------------


                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1999*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       3%     3.5%     4%     4.5%     5%     5.5%     6%     6.5%     7%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------


$      0- 25,750  $      0- 43,050  17.38     3.63   4.24     4.84   5.45     6.05   6.66     7.26   7.87     8.47
$ 27,751- 62,450  $ 43,051-104,050  30.02     4.29   5.00     5.72   6.43     7.14   7.86     8.57   9.29    10.00
$ 62,451-130,250  $104,051-158,550  32.93     4.47   5.22     5.96   6.71     7.46   8.20     8.95   9.69    10.44
$130,251-283,150  $158,551-283,150  37.79     4.82   5.63     6.43   7.23     8.04   8.84     9.65  10.45    11.25
OVER $283,151        OVER $283,151  41.29     5.11   5.96     6.81   7.66     8.52   9.37    10.22  11.07    11.92


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 1999 federal and applicable State and local income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, you should consult your own tax advisers in this regard.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
   o elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
   o a change in the Fund's expenses; or
   o the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
-------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
o a monthly statement of income payments and any principal payments;
o a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of tax-exempt interest received during the year.

You may request:
o copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

All the bonds in this Fund are currently callable by the issuer.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

The Fund contains only [one bond issue][two bond issues].

LIQUIDITY RISK

You can always sell back your units, but we cannot assure you that a liquid trading market will always exist for the bonds in the portfolio, especially since current law may restrict the Fund from selling bonds to any Sponsor. The bonds will generally trade in the over-the-counter market. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

COLLATERAL RELATED RISK

The Sponsors believe that the collateral is reasonably adequate to support the repurchase commitments without regard to the ability of the Seller to meet these commitments.

You could have all or part of the principal amount of your investment returned early if insolvency proceedings are commenced by or against the Seller. In that case, the collateral agent will automatically foreclose on the collateral and, if necessary, liquidate it and use the proceeds to purchase bonds from the Fund. You would then receive your share of the proceeds.

The Sponsors have agreed that their sole recourse in the event the Seller fails to repurchase the bonds as agreed, including as a result of the Seller's insolvency, will be to exercise available remedies with respect to the collateral on deposit with the Fund. If the collateral is not enough to cover the costs resulting from the Seller's default, the Sponsors will be unable to pursue any deficiency judgment against the Seller.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, it is said to be 'concentrated' in that bond type, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in industrial development revenue bonds (IDRs). IDRs are issued to finance various privately operated projects such as pollution control and manufacturing facilities. Payment for these bonds depends on:
   o creditworthiness of the corporate operator of the project being financed;
   o economic factors relating to the particular industry; and,

   o in some cases, creditworthiness of an affiliated or third-party guarantor.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentrations over time.

STATE CONCENTRATION RISK

PENNSYLVANIA RISKS

Generally

Pennsylvania and many of its municipalities (including Philadelphia) have undergone an economic decline:

   o coal, steel, railroads and other heavy industry historically associated with the Commonwealth has given way to increased competition from foreign producers.

   o agriculture and related industries are still an important part of the Commonwealth's economy.

   o recently, however, service sector industries (trade, medical and health services, education and financial services) have provided new sources of growth.

State and Local Governments

Historically, both the Commonwealth and the City of Philadelphia have experienced serious revenue shortfalls. At the same time, rising demands for state and local programs and services (particularly medical assistance and cash assistance programs) have lead to increased spending.

   o in recent years, both the Commonwealth and the City of Philadelphia have tried to balance their budgets with a mix of tax increases and spending cuts.

   o Philadelphia has considered significant service cuts and privatization of certain services which it has provided to date.

   o in 1991, the Commonwealth created the Pennsylvania Inter-Governmental Cooperation Authority ('PICA') which it authorized to issue debt to cover Philadelphia's budget shortfalls, eliminate the City's projected deficits and fund its capital spending. PICA issued approximately $1.76 billion of Special Revenue Bonds on Philadelphia's behalf. Its power to issue bonds on Philadelphia's behalf expired at the end of 1996; as of June 30, 1998, approximately $1.1 billion in PICA Special Revenue Bonds were outstanding.

   o Pennsylvania's general obligation bonds are currently rated Aa3 by Moody's and AA by Standard & Poor's. Philadelphia's general obligation bonds are rated Aaa by Moody's and BBB by Standard & Poor's. There can be no assurance that these ratings will not be lowered.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
   o limiting real property taxes,
   o reducing tax rates,
   o imposing a flat or other form of tax, or
   o exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the bonds, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained the secondary market continuously for over 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund with no sales fee. You may exchange units of this Fund for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the initial most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

SERVICING FEE

The Seller will act as servicing agent for the bonds and will collect the principal and interest payments due and transfer the payments to the Trustee, after deducting a servicing fee. The servicing fee is equal to 0.25% of the outstanding principal amount of each bond for each day.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;

   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond; if a contract to buy any bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;
   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.
The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.
Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.
Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION
Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as counsel for the Sponsors, has given an opinion that the units are validly issued. Special counsel located in the relevant states have given state and local tax opinions.

AUDITORS
Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS
The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, 101 Barclay Street, 17 W. New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS
Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial date of deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.
A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION
The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS
Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES
Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the bonds contained in the Portfolio, but we cannot predict whether any impact will be material to the Fund as a whole.

TAXES
The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances, or subject to special rules. You should consult your own tax adviser about your particular circumstances.
At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and may be taken into account in determining your preference items for Alternative Minimum Tax purposes. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.
In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT
The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

Our counsel is of the opinion that the Fund (and therefore the investors, as discussed below) will be treated as owning the bonds, notwithstanding the Seller's repurchase commitments. However, because there are no regulations, published rulings or judicial decisions that characterize for federal income tax purposes repurchase commitments like the Seller's with respect to the bonds, it is not certain that the IRS will agree with the conclusions of our counsel. Therefore, it is possible that the IRS may take actions that might result in the Fund (and therefore the investors) not being treated as owning the bonds for federal income tax purposes.

GAIN OR LOSS UPON DISPOSITION
When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss.

While not free from doubt, the opinion of our counsel is that any capital gain or loss derived from the Fund will be short-term capital gain or loss regardless of the time that you have held your Units.

YOUR BASIS IN THE BONDS
You may be required to allocate a portion of your cost for your Units to the Seller's repurchase commitments with respect to the bonds. When all or part of your pro rata portion of a bond is disposed of (and the commitment with respect to that bond simultaneously is disposed of, lapses or is exercised), both your basis in your pro rata portion of the bond and your basis in your pro rata portion of the commitment will be taken into account in determining your overall net income or loss from the disposition. In some cases, this overall net income or loss may consist of ordinary income attributable to market discount on the pro rata portion of the bond and of capital loss attributable to the commitment. The deductibility of capital losses is subject to limitations. You should consult your tax adviser in this regard.
If your basis for your pro rata portion of a bond (after giving effect to any required allocation to the commitment) exceeds the redemption price at maturity of that bond, you may be considered to have purchased your pro rata portion of the bond at a 'bond premium,' which must be amortized.

EXPENSES
If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

STATE AND LOCAL TAXES
Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

PENNSYLVANIA TAXES
In the opinion of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, special counsel on Pennsylvania tax matters:
The Pennsylvania Trust will not be taxed as a corporation under the current income tax laws of Pennsylvania. Your income from the Trust may be subject to taxation depending on where you live. If you are a Pennsylvania taxpayer your interest income from the Trust will be tax-exempt to the extent that income is earned on bonds that are tax-exempt for Pennsylvania purposes. However, gains on the sale of bonds by the Trust or on the sale of your units will be subject to Pennsylvania income tax. If you are a Philadelphia resident you may be subject to the Philadelphia school district tax on any gains realized from the sale of bonds by the Trust or the sale of units by you to the extent either the bonds or units have been held for six months or less. You should consult your tax adviser as to the consequences to you with respect to any investment you make in the Trust.

SUPPLEMENTAL INFORMATION
You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolios, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)

REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
  of Defined Asset Funds - Municipal Investment Trust Fund,
  Pennsylvania Put Series - A (14 Day Repurchase -
  Collateral Backed)


We have audited the accompanying statement of condition of Defined Asset Funds - Municipal Investment Trust Fund, Pennsylvania
Series - A, (14 Day Repurchase - Collateral Backed), including the portfolio, as of August 31, 1999 and the related statements of operations and of changes in net assets for the years ended August 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at August 31, 1999, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Municipal Investment Trust Fund, Pennsylvania
Series - A (14 Day Repurchase - Collateral Backed) at August 31, 1999 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
November 4, 1999

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES -  A
(14 DAY REPURCHASE - COLLATERAL BACKED)

STATEMENT OF CONDITION
AS OF AUGUST 31, 1999

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $2,351,413)(Note 1)......................                  $2,354,587
  Securities called for redemption
    (cost $13,053)(Note 5).........................                      13,053
  Accrued interest receivable......................                      15,763
  Cash.............................................                      76,225
                                                                   _____________

              Total trust property.................                   2,459,628

LESS LIABILITY - Accrued expenses..................                       9,149
                                                                   _____________

NET ASSETS, REPRESENTED BY:
  14,125 units of fractional undivided
    interest outstanding (Note 3)..................   $2,419,130
  Undistributed net investment income..............       31,349
                                                    _____________
                                                                     $2,450,479
                                                                   =============
UNIT VALUE ($2,450,479/14,125 units)...............                     $173.49
                                                                   =============


                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)

STATEMENTS OF OPERATIONS

                                             ........Years Ended August 31,...........
                                                 1999         1998         1997
                                             _________________________________________
INVESTMENT INCOME:
  Interest income...........................    $196,943     $225,996     $241,117
  Trustee's fees and expenses...............      (7,148)     (15,040)     (17,295)
  Sponsors' fees............................      (3,324)      (2,510)      (1,861)
                                             _________________________________________
  Net investment income.....................     186,471      208,446      221,961
                                             _________________________________________

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.............................           6
  Unrealized depreciation of investments....        (629)        (405)        (130)
                                             _________________________________________

  Net realized and unrealized loss on
    investments.............................        (623)        (405)        (130)
                                             _________________________________________

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................    $185,848     $208,041     $221,831
                                             =========================================


                                 See Notes to Financial Statements.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)

STATEMENTS OF CHANGES IN NET ASSETS

                                               ........Years Ended August 31,...........
                                                   1999         1998         1997
                                               _________________________________________
OPERATIONS:
  Net investment income.......................  $  186,471   $  208,446     $  221,961
  Realized gain on securities sold
    or redeemed...............................           6
  Unrealized depreciation of investments......        (629)        (405)          (130)
                                               _________________________________________
  Net increase in net assets resulting
    from operations...........................     185,848      208,041        221,831
                                               _________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income......................................    (186,450)    (227,413)      (226,281)
  Principal...................................    (364,566)    (268,234)      (132,634)
                                               _________________________________________
  Total distributions.........................    (551,016)    (495,647)      (358,915)
                                               _________________________________________
NET DECREASE IN NET ASSETS....................    (365,168)    (287,606)      (137,084)

NET ASSETS AT BEGINNING OF YEAR...............   2,815,647    3,103,253      3,240,337
                                               _________________________________________
NET ASSETS AT END OF YEAR.....................  $2,450,479   $2,815,647     $3,103,253
                                               =========================================
PER UNIT:
  Income distributions during year............      $13.20       $16.10         $16.02
                                               =========================================
  Principal distributions during year.........      $25.81       $18.99          $9.39
                                               =========================================
  Net asset value at end of year..............     $173.49      $199.34        $219.70
                                               =========================================
TRUST UNITS OUTSTANDING AT END OF YEAR........      14,125       14,125         14,125
                                               =========================================


                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

  3.  NET CAPITAL

      Cost of 14,125 units at Date of Deposit.............   $14,645,330
      Less sales charge...................................       512,596
                                                           ______________
      Net amount applicable to Holders....................    14,132,734
      Realized gain on securities sold or redeemed........         6,124
      Principal distributions.............................   (11,722,902)
      Unrealized appreciation of investments..............         3,174
                                                           ______________

      Net capital applicable to Holders...................   $ 2,419,130
                                                           ==============

  4.  INCOME TAXES

      As of August 31, 1999, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $3,174, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $2,364,466 at August 31, 1999.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)


NOTES TO FINANCIAL STATEMENTS


  5.  SECURITIES CALLED FOR REDEMPTION

      $13,053 face amount of Chartiers Valley, PA, Industruial & Commercial Development Authority Mtg. Note (Southport 79 Associated Project) were called for redemption on September 1, 1999. Such securities are valued at the amount of the proceeds subsequently received.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)

PORTFOLIO
AS OF AUGUST 31, 1999

                                          Rating                                      Optional
    Portfolio No. and Title of              of            Face                        Redemption
            Securities(3)                Issues(1)       Amount  Coupon Maturities(3) Provisions(3)          Cost      Value(2)
            _____________                _________       ______  ______ _____________ _____________          ____      ________
 1 Clearfield Co., PA, Industrial         NR         $2,351,412   8.000%   2004       12/01/99         $2,351,413    $2,354,587
   Development Authority Manufacturing                                                @100.000
   Note (Clearfield Mall Project)

                                                    ____________                                    ______________ _____________
TOTAL                                                $2,351,412                                        $2,351,413    $2,354,587
                                                    ============                                    ============== =============

        See Notes to Portfolio.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
PENNSYLVANIA PUT SERIES - A
(14 DAY REPURCHASE - COLLATERAL BACKED)


NOTES TO PORTFOLIO
AS OF AUGUST 31, 1999

   (1) See Notes to Financial Statements.

   (2) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

   (3) All securities in the Fund have been purchased from Dollar Bank of Pittsburgh, Pennsylvania (formerly Dollar Savings Bank) (the "Seller")which,in order to provide liquidity, has committed to repurchase at par any time on fourteen calendar days' notice any securities in the event it is necessary to sell any securities to meet redemptions of units (should such redemptions be necessary despite the market-making activity of the Sponsors). The Seller has also committed to repurchase on fourteen calendar days' notice to par any securities if the issuer thereon should fail to make payments of principal (and premium which may be owing due to redemption prior to maturity or otherwise) thereof and interest thereof or in the event that the interest thereon should be deemed to be taxable. In addition, the aforesaid repurchase commitment of the Seller of the Seller are backed by collateral. If required in certain cumstances, at the Collateral Agent will liquidate Collateral to satisfy the Seller' Agent will liquidate Collateral to satisfy the Seller's repurchase commitment. There is no assurance as to the continuing ability of Issuers of the Securities to meet their pricinpal and interest requirements. Additionally, if a receiver or conservator is appointed for a Seller, recent changes in Federal law may permit Federal banking regulators to refuse to honor the Seller's repurchase commitment. In that case, the liquidity of the Fund's portfolio could be impaired.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         MUNICIPAL INVESTMENT TRUST FUND
Request the most                         PENNSYLVANIA SERIES--A
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         2-88250) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                     13795--11/99